SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2008

SOLAR ENERTECH CORP.
(Exact name of Company as specified in Charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-51717 (Commission File No.)	98-0434357 (IRS Employee Identification No.)

1600 Adams Drive
Menlo Park, California 94025
(Address of Principal Executive Offices)
(650) 688-5800
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Frank Fang Xie resigned from the Board of Directors of Solar Enertech Corp. (the “Company”) effective February 5, 2008.

(d) The Company appointed Mr. Robert Coackley as a director of the Company, effective February 5, 2008, to fill the vacancy on the Company’s Board of Directors. Mr. Coackley will serve a special committee of independent directors with current members of the Company’s Board of Directors, Mr. Donald Morgan and Mr. Kevin Koy. The purpose of the special committee is to consider matters that may arise from time to time requiring review by non-management members and independent members of the Board of Directors. Mr. Coackley will also serve on the Company’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

There is no arrangement between Mr. Coackley and any other person pursuant to which he was to be selected as director.

There are no relationships or related party transactions involving Mr. Coackley requiring disclosure in this Current Report on Form 8-K.

The Board of Directors approved a stock option grant to Mr. Coackley, in which he was granted an option to purchase 100,000 shares of the Company’s common stock. Such option granted to Mr. Coackley is to vest and become exercisable in twelve monthly increments over the next year. Mr. Coackley will also be reimbursed travel, lodging and any other out-of-pocket expenses for any activities related to the performance of his duties on the Board of Directors.

On February 5, 2008, the directors indicated below were appointed to the committees of the Board of Directors set forth above their name.

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Donald Morgan (Chair)	Kevin Koy (Chair)	Robert Coackley (Chair)
Robert Coackley	Donald Morgan	Donald Morgan
Kevin Koy	Robert Coackley	Kevin Koy

Item 5.05  Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of February 5, 2008, the Company’s Board of Directors approved a Code of Business Conduct and Ethics that applies to every officer, director and employee of the Company, a copy of which is filed as Exhibit 14.1 hereto. The new Code of Business Conduct and Ethics will appear on the Company’s website, at www.solarenertech.com. The Company intends to disclose any amendment to, or waiver from, any applicable provision of the Code of Business Conduct and Ethics (if such amendment or waiver related to elements listed under Item 406(b) of Regulation S-K and applies to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) by posting such information on our corporate and investor website at www.solarenertech.com. Information on the Company’s website, however, is not incorporated by reference into, and does not constitute a part of this current report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)

EXHIBIT NO.	DESCRIPTION
14.1	Code of Business Conduct and Ethics

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2008

SOLAR ENERTECH CORP.

By:	/s/ Anthea Chung
Anthea Chung, Chief Financial Officer

Exhibit Index.

EXHIBIT NO.	DESCRIPTION
14.1	Code of Business Conduct and Ethics